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Exhibit 99.1

Confidential

LETTER OF TRANSMITTAL

         United Biscuits Finance plc

Exchange Offer for all Outstanding Unregistered
10 3/4% Senior Subordinated Notes due 2011 and
10 5/8% Senior Subordinated Notes due 2011
Pursuant to a Prospectus dated May 13, 2004

  THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME, ON June 10 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M. LONDON TIME ON THE EXPIRATION DATE.

Delivery To: The Bank of New York, as Exchange Agent

By registered or certified mail:	By hand or overnight delivery:
The Bank of New York 30 Cannon Street London EC4M 6XH	The Bank of New York 30 Cannon Street London EC4M 6XH Attention: Huriye Davey

By facsimile:
(eligible institutions only)
+44 20 7964 6369

For information or
confirmation by telephone:
+44 20 7964 6582

The Luxembourg Exchange Agent for this Exchange Offer is The Bank of New York
(Luxembourg) S.A. which may be contacted as follows:

6D, route de Trèves
L-2633 Senningerberg
Luxembourg
 Facsimile transmission +352 2634 0571

For questions regarding this Letter of Transmittal or for other information, you may contact the Exchange Agent or the Luxembourg Exchange Agent (together, the "Exchange Agents").

Holders of Unregistered Notes should complete and return this Letter to the Exchange Agent.

Delivery of this instrument to an address other than as set forth above, or transmission of this letter of transmittal via facsimile other than as set forth above, will not constitute a valid delivery of this letter of transmittal.

List below the Unregistered Notes to which this Letter relates and check the appropriate box. If the space provided below is inadequate, the certificate numbers and principal amount of Unregistered Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF UNREGISTERED NOTES
	1	2	3	4

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Interest Rate of Unregistered Note	Aggregate Principal Amount at Maturity of Unregistered Note(s)	Principal Amount at Maturity Tendered**

	Total

*	Need not be completed if Unregistered Notes are being tendered by book-entry transfer.
**
	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Unregistered Notes represented by the Unregistered Notes indicated in Column 3. See Instruction 2. Any Unregistered Notes tendered hereby must be in denominations of £1,000 or €1,000 principal amount at maturity and any integral multiple thereof. See Instruction 1.

The undersigned acknowledges that he or she has received and reviewed a prospectus dated May 13, 2004 (the "Prospectus") of United Biscuits Finance plc, a company organized under the laws of England and Wales (the "Company"), and this letter of transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange (i) the Company's £45,000,000 outstanding 10 3/4% Senior Subordinated Notes due 2011 and £32,500,000 10 5/8% Senior Subordinated Notes due 2011 issued on February 16, 2004 and (ii) the Company's €285,000 outstanding 10 5/8% Senior Subordinated Notes due 2011 issued on April 17, 2001, each of which were not registered under the Securities Act, (together, the "Unregistered Notes"), for its new issue of up to £45,000,000 aggregate principal amount of the Company's 10 3/4% Senior Subordinated Notes due 2011 and up to €32,785,000 aggregate principal amount of the Issuer's 10 5/8% Senior Subordinated Notes due 2011 (together, the "Exchange Notes"), respectively, from the holders thereof. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. The Company shall notify each registered holder of the Unregistered Notes of any extension by oral or written notice or by means of a press release or other public announcement prior to 9:00 a.m., London time, on the next business day after the previously scheduled expiration date.

This Letter is to be completed by a holder of Unregistered Notes and returned to the Exchange Agent either if certificates for such Unregistered Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at Euroclear and/or Clearstream Luxembourg, as applicable, (the "book-entry transfer facilities") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—Book-Entry Transfer" and an agent's message is not delivered. Tenders by book-entry transfer to the book-entry transfer facilities may also be made by delivering an agent's message in lieu of this Letter. An electronic instruction must be sent to Euroclear and/or Clearstream Luxembourg, as applicable, in accordance with their respective procedures in order to tender the Unregistered Notes. Please note, delivery of this Letter and any other related documents to the book-entry transfer facilities does not constitute delivery to the Exchange Agent.

The term "agent's message" means a message, transmitted by the book-entry transfer facility (through the appropriate program for Euroclear and Clearstream Luxembourg) to and received by the Exchange Agent and forming a part of a book-entry confirmation (as defined below), which states that the book-entry transfer facility has received an acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant.

Holders whose Unregistered Notes are not immediately available or for who time will not permit Unregistered Notes or other required documents to reach the Exchange Agent before the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 1. Please note delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW

☐
CHECK HERE IF UNREGISTERED NOTES ARE BEING TENDERED

☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY

Name of Tendering Institution
Account Number	Transaction Code Number

By crediting the Unregistered Notes to the Exchange Agent's account at Euroclear and/or Clearstream Luxembourg, as applicable, in accordance with their procedures for tendering outstanding notes, and by complying with applicable procedures with respect to the Exchange Offer, including transmitting to the appropriate Exchange Agent an agent's message in which the holder of the Unregistered Notes acknowledges and agrees to be bound by the terms of, and make the representations and warranties contained in, this Letter, each of the participants in the book-entry transfer facility confirms on behalf of itself and the beneficial owner(s) of such Unregistered Notes all provisions of this Letter (including any representations and warranties) applicable to it and each such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which guaranteed delivery
If Delivery by Book-Entry Transfer, complete the following:
Account Number	Transaction Code Number
Name of Tendering Institution
☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

Name
Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Unregistered Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Unregistered Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Unregistered Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Unregistered Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Unregistered Notes nor any such other person is engaged in, or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such Exchange Notes and that neither the holder of such Unregistered Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or the Guarantor.

The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties unrelated to the Company and the Guarantor, that the Exchange Notes issued in exchange for the Unregistered Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company or the Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not an Affiliate of the Issuer or the Guarantor, it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "Underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfil his prospectus delivery requirements with respect to the Exchange Notes (other than a resale of an unsold allotment from the original sale of the Unregistered Notes) with the Prospectus which constitutes part of this Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Unregistered Notes, please credit the account indicated above maintained at the book-entry transfer facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Unregistered Notes."

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF UNREGISTERED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE UNREGISTERED NOTES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

  To be completed ONLY if certificates for Unregistered Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on the Letter below, or if Unregistered Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

  Issue: Exchange Notes and/or Unregistered Notes to:

Name(s)*	(Please Type or Print)
Address

(Zip Code)
* (Such Person(s) Must Properly Complete Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)
Credit unexchanged Unregistered Notes delivered by book-entry transfer to the book-entry transfer facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

  To be completed ONLY if certificates for Unregistered Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Unregistered Notes" on this Letter above.

  Issue: Exchange Notes and/or Unregistered Notes to:

Name(s)*	(Please Type or Print)
Address

(Zip Code)

    * (Such Person(s) Must Properly Complete Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
  (Holders of Unregistered Notes must Properly Complete the Accompanying Substitute
  Form W-9 or Must Properly Complete a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY.)

X	, 2004
X	, 2004
Signature(s) of Owner	date
Area Code and Telephone Number

  This Letter must be signed by the registered holder(s) as the name (s) appear(s) on the certificate(s) for the Unregistered Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)
Capacity:
Address:	(including Zip or Postal Code)

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)
(Title)
(Name and Firm)
Dated:

INSTRUCTIONS

United Biscuits Finance plc

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1.    Delivery of this Letter and Notes; Guaranteed Delivery Procedures

This Letter is to be completed by holders (which term, for purposes of the Exchange Offer, includes any participant in the book-entry transfer facility system whose name appears on a security position listing as the holder of such Unregistered Notes) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer—Book-Entry Transfer" and an agent's message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter. The term "agent's message" means a message, transmitted by the book-entry transfer facility (through the appropriate program for Euroclear and Clearstream Luxembourg) to and received by the appropriate Exchange Agent and forming a part of a book-entry confirmation, which states that the book-entry transfer facility has received an acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant. Certificates for all physically tendered Unregistered Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile hereof or agent's message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Any Unregistered Notes tendered must be in denominations of £1,000 or €1,000 principal amount at maturity and any integral multiple thereof.

Holders whose Unregistered Notes are not immediately available or for who time will not permit Unregistered Notes or other required documents to reach the Exchange Agent before the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an eligible institution as defined below (ii) prior to the Expiration Date, (A) the Exchange Agent must receive from such eligible institution a properly completed and duly executed notice of guaranteed delivery, in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Unregistered Notes and the amount of Unregistered Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after signing the notice of guaranteed delivery, this Letter and certificates for all physically tendered Unregistered Notes, in proper form for transfer, or a book-entry confirmation and any other documents required by this Letter will be deposited by the eligible institution with the Exchange agent or (B) Euroclear and/or Clearstream Luxembourg, as applicable, must receive an electronic transmission which contains the character by which the participant acknowledges its receipt of and agrees to be bound by the delivery procedures set forth in this Letter, and (iii) this Letter properly completed and duly Executed with any required signature guarantees and certificates for all physically tendered Unregistered Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three New York Stock Exchange ("NYSE") trading days after the date of execution of the notice of guaranteed delivery.

The method of delivery of this Letter, the Unregistered Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Unregistered Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., London time, on the Expiration Date. See the Prospectus under "The Exchange Offer."

2.    Partial Tenders (not applicable to holders who tender by book-entry transfer)

If less than all of the Unregistered Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Unregistered Notes to be tendered in the box above entitled "Description of Unregistered Notes—Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Unregistered Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.    Signatures on this Letter; Powers of Attorney and Endorsements; Guarantee of Signatures

If this Letter is signed by the Holder of the Unregistered Notes tendered hereby or a participant in a book-entry transfer facility whose name appears on a security position maintained by a book-entry transfer facility, the signature must correspond exactly with the name as written on the face of the certificates or on the book-entry transfer facility's security position listing as the holder of such Unregistered Notes without any change whatsoever.

If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

If any tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If Unregistered Notes are registered in the name of a person other than a signer of this Letter, the Unregistered Notes surrendered for exchange must be endorsed by the holder, or be accompanied by a written instrument or instruments of transfer, or exchange, in satisfactory form as determined by the Company in its sole discretion, signed by the registered holder with the signature thereon guaranteed by an eligible institution.

When this Letter is signed by the registered holder or holders of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the Exchange Notes are to be issued, or any untendered Unregistered Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) or powers of attorney must be guaranteed by an eligible institution.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or powers of attorney must be guaranteed by an eligible institution.

If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

Signatures on powers of attorney required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "eligible institution") or any other eligible institution within the meaning of Rule 17Ad-15 of the U.S. Exchange Act.

Signatures on this Letter need not be guaranteed by an eligible institution, provided the Unregistered Notes are tendered: (i) by a registered holder of Unregistered Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter or (ii) for the account of an eligible institution.

4.    Special Issuance and Delivery Instruction

Tendering holders of Unregistered Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Unregistered Notes not exchanged are to be issued or sent, or the book-entry transfer facility account to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute Unregistered Notes not exchanged are to be issued, if different from the name or address of the person signing this Letter or the name appearing on a security position maintained by a book-entry transfer facility. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY. Holders tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate hereon. If no such instructions are given, such Unregistered Notes not exchanged will be returned to the name or address of the person signing this Letter or credited to the Book-entry Transfer Facility account of the person signing this letter.

5.    U.S. Federal Income Tax Withholding and Substitute Form W-9 or Form W-8

Under U.S. federal income tax law, a tendering holder is required to provide the Company with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 enclosed or otherwise establish a basis for exemption from U.S. backup withholding. Failure to provide a correct TIN on Substitute Form W-9 may subject such holder to U.S. federal income tax backup withholding at a rate of up to 30.5% with respect to any "reportable payment" in respect of the Exchange Notes, including any interest. If U.S. backup withholding applies, the Company is required to withhold and remit to the United States up to 30.5% of that portion of the payment that constitutes a reportable payment. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If the withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the required information is furnished to the Internal Revenue Service. In addition, if the Company is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service.

Exemptions From Backup Withholding Tax

Certain holders (including, among others, corporations and certain foreign persons) are not subject to backup withholding. A U.S. exempt person should indicate its exempt status on Substitute Form W-9. In order to qualify as an exempt recipient, a foreign person must submit to the Company a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI, or Form W-8IMY, or a similar statement, signed under penalty of perjury, attesting to that person's exempt status.

Purpose of Substitute Form W-9 or Form W-8

To prevent backup withholding with respect to any "reportable payments" relating to the Exchange Notes, a holder of an Unregistered Note is required to provide the Company with either: (i) his or her correct TIN by completing the form enclosed certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that such holder is a U.S. person (including a U.S. resident alien), and that (A) the holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Company

The holder is required to give the Company his or her TIN. If a holder is an individual, his or her TIN is his or her social security number. In most other cases, the TIN is the holder's employer identification number. If the Unregistered Notes or the instruments representing such Unregistered Notes are held in more than one name, or are not held in the name of the actual (beneficial) owner, you should consult your own tax advisor for additional guidance on which number to report. A holder who does not have a TIN may check the box marked "TIN Applied For" in Part 2 of the Substitute Form W-9 if the holder has applied for a TIN or intends to apply for a TIN in the near future. If the "TIN Applied For" box is checked, payments to the holder may not be subject to backup withholding for 60 days from the date on which the Company receives the Substitute Form W-9. Payments with respect to the Exchange Notes made after 60 days from such date may be subject to backup withholding unless the holder has furnished the Company with such holder's TIN. A holder who checks the "TIN Applied For" box in lieu of furnishing such holder's TIN should furnish the Company with such holder's TIN as soon as it is received.

6.    Transfer Taxes

The Company will pay all transfer taxes, if any, applicable to the transfer of Unregistered Notes to it or its order pursuant to the Exchange Offer. If, however, a holder requests that the Company register Exchange Notes in the name of, or request that Unregistered Notes not be tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

7.    Waiver of Conditions

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    No Conditional Tenders

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter or an agent's message in lieu thereof, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Unregistered Notes nor shall any of them incur any liability for failure to give any such notice.

9.    Mutilated, Lost, Stolen or Destroyed Unregistered Notes

Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses indicated above for further instructions.

10.    Requests for Assistance or Additional Copies

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the addresses and telephone numbers indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYOR'S NAME: United Biscuits Finance plc

	Part 1—PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	NAME: TIN: (Social Security Number or Employer Identification Number)

Part 2—TIN Applied For ☐

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor's Request for Taxpayer Identification Number ("TIN") and Certification

CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1)  the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me),

(2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,

(3)  I am a U.S. person (including a U.S. resident alien), and

(4) any other information provided on this form is true and correct.
SIGNATURE:	DATE:

You must cross out item (2) above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, all reportable cash payments made to me thereafter will be subject to backup withholding at a rate of up to 30.5% until I provide a number.

Signature	Date

QuickLinks

  Exhibit 99.1
LETTER OF TRANSMITTAL
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS